EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Stryker Corporation (the "Company") for the period ended September 30, 2003 (the "Report"), I, Dean H. Bergy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
  and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DEAN H. BERGY
Dean H. Bergy
Chief Financial Officer

November 3, 2003